Abraham Fortress Fund

Class I Shares: FORTX

Class K Shares: FORKX

Class C Shares: FORRX

A series of Investment Managers Series Trust II

Supplement dated November 8, 2021 to the

Prospectus dated October 13, 2021

The following is added to the second paragraph under “Additional Information” on page 35 of the Prospectus.

The Abraham Fortress Fund’s fiscal year end is June 30.

Please retain this Supplement for future reference.